Exhibit 10.1

FIFTH AMENDMENT TO
CRUDE OIL SUPPLY AGREEMENT

THIS FIFTH AMENDMENT TO CRUDE OIL SUPPLY AGREEMENT (this “Amendment”) is entered into effective as of July 19, 2010 (the “Effective Date”), between Vitol Inc. (“Vitol”) and Coffeyville Resources Refining & Marketing, LLC (“Coffeyville”).

WHEREAS, Vitol and Coffeyville are parties to a Crude Oil Supply Agreement dated December 2, 2008, as amended pursuant to that certain First Amendment to Crude Oil Supply Agreement dated effective January 1, 2009, that certain Second Amendment to Crude Oil Supply Agreement dated effective July 7, 2009, that certain Third Amendment to Crude Oil Supply Agreement dated effective January 1, 2010, that certain Fourth Amendment to Crude Oil Supply Agreement dated effective January 25, 2010 and as clarified pursuant to that certain Memorandum of Clarification dated December 31, 2008 (such agreement, as amended and clarified, the “Supply Agreement”); and

WHEREAS, Vitol and Coffeyville have agreed to further amend certain terms and conditions of the Supply Agreement;

NOW, THEREFORE, in consideration of the premises and the respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Vitol and Coffeyville do hereby agree as follows:

1. Initial Term.  Section 4.1 of the Supply Agreement is amended and restated in its entirety as follows:

“4.1 Initial Term.  This Agreement shall become effective on the Effective Date and shall continue until December 31, 2012 (the “Initial Term”), unless terminated earlier pursuant to the terms of this Agreement.”

2. The definitions contained in the Supply Agreement will have the same meaning in this Amendment unless otherwise stated in this Amendment.

3. Except as otherwise stated in this Amendment, all terms and conditions of the Supply Agreement will remain in full force and effect.

4. This Amendment may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts will together constitute one and the same instrument.

5. This Amendment will be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles.

[Signature Page to Follow]

IN WITNESS WHEREOF, each Party has caused this Amendment to be executed by its duly authorized representative, effective as of the Effective Date.

Vitol Inc.

By:	/s/ M.A. Loya
Title: President

Date: 13 July 2010

Coffeyville Resources Refining & Marketing, LLC

By:	/s/ John J. Lipinski
Title: CEO

Date: 7/19/10